Exhibit 99.1

ATHENA GOLD COMPLETES EXPANDED FALL 2022 DRILL PROGRAM

VACAVILLE, CA – November 10, 2022 – Athena Gold Corporation (OTCQB: AHNR)(CSE: ATHA) (“Athena” or the “Company”) is pleased to announce that the Company increased the size of the Company's Fall 2022 reverse circulation (“RC”) drill program to nine (9) angle holes from the previously announced six (6) angle holes (press release dated October 27, 2022). Total footage was increased to 2,700 feet (820 meters) at its Excelsior Springs Project (“Excelsior Springs” or the “Project”), located approximately 45 miles southwest of Goldfield in Esmeralda County, Nevada.

John Power, President and CEO of Athena, commented, “Our primary objective with four of the holes in our Fall RC drill program was to define the strike and dip of the mineralization in our discovery hole from our Spring 2022 RC program DB-23; DB-23 was the best drill hole intercept in the history of the project, containing 110 feet (34 meters) of 5.2 g/t Au and 8.9 g/t Ag . We are also targeting to extend the mineralization found in DB-23 with two focused step-out holes to the west between DB-23 and the historic Buster zone. Finally, in the historic Buster zone, three holes were designed to test for potential extensions of high-grade gold mineralization in historic drill holes.”

ATHENA GOLD
446400E
446800E
447200E
4147300N
4146900N
4146500N
Open Pit Mines
Open Pit Mine
Prospect
Prout
Fortunatus
22-05
22-08
DB-23
22-01
22-02
22-03
22-12
22-06
22-04
22-07
Pit
N
0 250 500 1,000
Meters
Scale: 1:6,000
Athena Gold Corporation
Excelsior Springs Project
Drill Hole Map
Esmeralda County Nevada
UTM NAD1927 zone 11N
February 2021, updated Oct. 2022

Figure 1 Map Showing location of DB-23 and Fall 2022 Drill Holes.

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“Our technical team has done another amazing job executing on this drill program. Our RC drill contractor again provided strong competence completing our program in a timely manner,” Power added.

Figure 2 Table of Completed Drill Holes.

All RC samples were shipped to American Assay Laboratories, an independent laboratory, in Reno, Nevada on November 7, 2022 for analysis and the assay results are expected in Q1-2023.

About Our Flagship Excelsior Springs Project

The Excelsior Springs Project (the “Project”) lies within the prolific Walker Lane tectonic trend, a large region of northwest-trending, strike-slip fault zones that host a significant number of precious metal deposits having very strong structural control for mineralization.  The Project contains numerous prospect pits, trenches, roads, surface sampling sites and 104 drill holes to date within a 300m X 3,000m wide (1,000 foot-wide and 10,000-foot-long east-west trending zone of shearing and alteration.  Underground workings on the two patented claims within the Project had unverified, historical production of 597,187 grams of gold (19,200 troy ounces) of gold from 18,000 tons averaging 1.2 oz (37.3 grams of gold/ton).

Walker Lane is experiencing a major resurgence of intense and successful exploration and development. The Walker Lane has had total production of 20+ million ounces (“Moz”) of gold, including the following deposits at Goldfields (5 Moz), Bullfrog (2 Moz), Tonopah (2 Moz), Mineral Ridge (1.5 Moz) and Comstock (8 Moz Au, 200 Moz Ag).  Readers are cautioned that the Company has no interest in or right to acquire any interest in any of the above-mentioned properties, other than the Project, and that the mineral deposits, and the results of any exploration or mining thereof, on adjacent or similar properties are not indicative of potential mineral deposits on the Project or any potential exploitation thereof.

Gold mineralization discovered at the Project to date occurs in quartz vein stock-works and silicified zones in hornfels and calc-silicate altered country rock and is generally close to porphyry dykes.  The best (grades and thicknesses) in the recent past were found in oxidized and altered sediments immediately above porphyry dykes seemingly intruded along existing east- and east-northeast trending faults. The mineralized stock-work vein zones are shallow and have a relatively flat plunge, making them amenable to open pit mining methods.

Most historical exploration at the Excelsior Springs Project has focused on a 2.5 km (8,200 feet) long section in the central part of the Buster zone where mineralization is at or near the surface.  Surface mapping and an Induced Polarization (IP) geophysical survey conducted by Zonge International Inc. identified multiple zones of silicification that correlate well with the known mineralization.  Many of the silicified zones defined by the IP (resistivity highs) surveys have not been tested by drilling and remain targets for future exploration.

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Based on the results of previous drilling programs, the Project is at an advanced stage of exploration with significant potential to host one or more shallow open-pittable gold deposits along with deeper, higher grade feeder zones that may be found and could be mined by underground methods.    In the opinion of management and its consultants, the Project is very promising and further exploration has the potential to expand the known mineralization and establish additional mineralized zones.

Quality Assurance and Quality Control

Procedures are being implemented to assure Quality Assurance Quality Control (QAQC) of drill hole assaying at an ISO Accredited assay laboratory in Reno. All 5-footdrill hole samples are being securely stored for shipment, with chain of custody documentation through delivery to the lab. Mineralized commercial reference standards and coarse blank standards are being inserted every 20th sample in sequence to assure acceptable levels of confidence of the drill hole assays. When laboratory reports of the assays are received, QAQC protocols are immediately augmented to ensure the precision and accuracy of the drill hole assays.

As the Project advances, additional QAQC measures will be implemented including selected duplicate check assaying on pulps and coarse rejects at a second accredited assay laboratory.

Qualified Person

Donald G. Strachan, Certified Professional Geologist (CPG #10376 AIPG), is a qualified person as defined by National Instrument 43-101 – Standards of Disclosure for Mineral Projects (“NI 43-101”) and has reviewed the scientific and technical information that forms the basis of this press release and has approved the disclosure herein. Mr. Strachan is independent of the Company and was responsible for the site management and technical aspects of Athena’s Spring 2022 drill program and the current Fall 2022 drill program.

About Athena Gold Corporation

Athena is engaged in the business of mineral exploration and the acquisition of mineral property assets. Its objective is to locate and develop economic precious and base metal properties of merit and to conduct additional exploration drilling and studies on the Project.

For further information about Athena Gold Corporation and our Excelsior Springs Gold project, please visit www.athenagoldcorp.com.

On Behalf of the Board of Directors

John Power
Chief Executive Officer and President

Contact:

Phone: John Power, 707-291-6198
Email: info@athenagoldcorp.com

Cautionary Statement to U.S. Investors

This press release references NI 43-101, which differs from the requirements of U.S. securities laws. NI 43-101 is a rule developed by the Canadian Securities Administrators that establishes standards for all public disclosure an issuer makes of scientific and technical information concerning mineral projects.

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The United States Securities and Exchange Commission (“SEC”) permits mining companies, in their filings with the SEC, to disclose only those mineral deposits that a company can legally extract or produce. Pursuant to SEC Industry Guide 7 under the United States Securities Act of 1933, as amended, a “final” or “bankable” feasibility study is required to report reserves. Currently Athena has not delineated “reserves” on any of its properties. Athena cannot be certain that any deposits at its properties will ever be confirmed or converted into SEC Industry Guide 7 or any successor rule or regulation compliant “reserves”. Investors are cautioned not to assume that any part or all of the historic Buster Mine gold zone will ever be confirmed or converted into reserves or that it can be economically or legally extracted.

The SEC has adopted amendments to its disclosure rules to modernize the mineral property disclosure requirements for issuers whose securities are registered with the SEC under the United States Securities Exchange Act of 1934, as amended. These amendments became effective February 25, 2019, with compliance required for the first fiscal year beginning on or after January 1, 2021, and historical property disclosure requirements for mining registrants that were included in SEC Industry Guide 7, which was rescinded from and after such date and replaced with disclosure requirements known as S-K 1300.

Forward Looking Statements

This press release contains forward-looking statements and forward-looking information (collectively, “forward-looking statements”) within the meaning of applicable Canadian and U.S. securities laws. All statements, other than statements of historical fact, included herein including, without limitation, statements regarding future exploration plans and the completion of a phase 2 drill program at the Project, future results from exploration, and the anticipated business plans and timing of future activities of the Company, are forward-looking statements. Although the Company believes that such statements are reasonable, it can give no assurance that such expectations will prove to be correct. Forward-looking statements are typically identified by words such as: “believes”, “will”, “expects”, “anticipates”, “intends”, “estimates”, “plans”, “may”, “should”, “potential”, “scheduled”, or variations of such words and phrases and similar expressions, which, by their nature, refer to future events or results that may, could, would, might or will occur or be taken or achieved. In making the forward-looking statements in this press release, the Company has applied several material assumptions, including without limitation, that there will be investor interest in future financings, market fundamentals will result in sustained precious metals demand and prices, the receipt of any necessary permits, licenses and regulatory approvals in connection with the future exploration and development of the Company’s projects in a timely manner, QAQC procedures at the Project were followed, the availability of financing on suitable terms for the exploration and development of the Company’s projects and the Company’s ability to comply with environmental, health and safety laws.

The Company cautions investors that any forward-looking statements by the Company are not guarantees of future results or performance, and that actual results may differ materially from those in forward-looking statements as a result of various factors, including, operating and technical difficulties in connection with mineral exploration and development activities, actual results of exploration activities, the estimation or realization of mineral reserves and mineral resources, the inability of the Company to obtain the necessary financing required to conduct its business and affairs, as currently contemplated, the timing and amount of estimated future production, the costs of production, capital expenditures, the costs and timing of the development of new deposits, requirements for additional capital, future prices of precious metals, changes in general economic conditions, changes in the financial markets and in the demand and market price for commodities, lack of investor interest in future financings, accidents, labor disputes and other risks of the mining industry, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, risks relating to epidemics or pandemics such as COVID–19, including the impact of COVID–19 on the Company’s business, financial condition and results of operations, changes in laws, regulations and policies affecting mining operations, title disputes, the inability of the Company to obtain any necessary permits, consents, approvals or authorizations, including of the Canadian Securities Exchange, the timing and possible outcome of any pending litigation, environmental issues and liabilities, and other factors and risks that are discussed in the Company’s periodic filings with the SEC and disclosed in the final long form prospectus of the Company dated August 31, 2021.

Readers are cautioned not to place undue reliance on forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements in this press release or incorporated by reference herein, except as otherwise required by law.

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